UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K
                               __________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): June 9, 2006 (June 9, 2006)
                               __________________
                             HealthSouth Corporation
               (Exact Name of Registrant as Specified in Charter)
                               __________________

          Delaware                  000-14940                  63-0860407
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)


               One HealthSouth Parkway
                 Birmingham, Alabama                                   35243
       (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (205) 967-7116

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 9, 2006, HealthSouth Corporation issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, announcing the pricing of its private offering of senior notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

See Exhibit Index.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HEALTHSOUTH CORPORATION


                                          By:  /s/ GREGORY L. DOODY
                                              --------------------------------
                                          Name: Gregory L. Doody
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary




Date: June 9, 2006

                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------

99.1                      Press release dated June 9, 2006.